Federated Government Ultrashort Duration Fund
A Portfolio of Federated Institutional Trust
CLASS A SHARES (TICKER FGUAX)
INSTITUTIONAL SHARES (TICKER FGUSX)
SERVICE SHARES (TICKER FEUSX)
CLASS R6 SHARES (TICKER FGULX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JULY 31, 2019
(revised September 5, 2019)
On November 14, 2019, the Board of Trustees of Federated Institutional Trust, on behalf of its series, Federated Government Ultrashort Duration Fund (the “Fund”) approved the following changes to the Fund's Class A Shares: elimination of the 2.00% front-end sales charge (load); elimination of the Class A Shares' distribution (Rule 12b-1) fee; and reduction of the Class A Shares' shareholder service and account administration fees from an active fee of 0.25% to an active fee of 0.15% and a dormant fee of 0.10%. These changes will be effective December 1, 2019.
Accordingly, please delete the fee table and example under “Risk/Return Summary: Fees and Expenses” and replace them with the following:
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Institutional Shares (IS), Service Shares (SS) or Class R6 Shares (R6) of the Fund. If you purchase the Fund's IS, SS or R6 Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any are not reflected in the Example below.
Shareholder Fees (fees paid directly from your investment)	A	IS	SS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) Fee	None[1]	None	0.00%[2]	None
Other Expenses	0.34%[1,3]	0.18%	0.43%	0.13%
Total Annual Fund Operating Expenses	0.64%[1]	0.48%	0.73%	0.43%
Fee Waivers and/or Expense Reimbursements[4]	(0.23)%[1]	(0.22)%	(0.37)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.41%[1]	0.26%	0.36%	0.24%

1	The Distribution (12b-1) Fee, Other Expenses, Total Annual Fund Operating Expenses, Fee Waivers and/or Expense Reimbursements and Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to the elimination of the Distribution (12b-1) fee and a reduction in Other Expenses for the Fund's Class A Shares.
2	The Fund has adopted a Distribution (12b-1) Plan for its SS class pursuant to which the SS class of the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the SS class of the Fund. The SS class of the Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the “Trustees”).
3	The Fund may incur or charge certain service fees (shareholder services/account administration fees) on its A class of up to a maximum of 0.25%. The Fund will only incur or charge up to 0.15% of such fees for the A class of the Fund. The A class of the Fund will not incur or charge such fees to exceed 0.15% until such time as approved by the Trustees.
4	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective December 1, 2019, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, IS, SS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 0.41%, 0.26%, 0.36% and 0.24% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) August 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$65	$205	$357	$798
IS	$49	$154	$269	$604
SS	$75	$233	$406	$906
R6	$44	$138	$241	$542
November 18, 2019

Federated Government Ultrashort Duration Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454914 (11/19)
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